Exhibit 32
CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Margaret C. Whitman, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Hewlett Packard Enterprise Company for the second quarter ended April 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Hewlett Packard Enterprise Company.
Date: June 8, 2017

By:	/s/ MARGARET C. WHITMAN
Margaret C. Whitman President and Chief Executive Officer

I, Timothy C. Stonesifer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Hewlett Packard Enterprise Company for the second quarter ended April 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Hewlett Packard Enterprise Company.
Date: June 8, 2017

By:	/s/ TIMOTHY C. STONESIFER
Timothy C. Stonesifer Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Hewlett Packard Enterprise Company and will be retained by Hewlett Packard Enterprise Company and furnished to the Securities and Exchange Commission or its staff upon request.